================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           DECORATOR INDUSTRIES, INC.
                (Name of Registrant as Specified in Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount Previously Paid
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

================================================================================

                           DECORATOR INDUSTRIES, INC.
                        10011 PINES BOULEVARD, SUITE 201
                            PEMBROKE PINES, FL 33024

                           NOTICE OF ANNUAL MEETING OF
                      STOCKHOLDERS TO BE HELD JUNE 2, 2009




     TO THE STOCKHOLDERS OF DECORATOR INDUSTRIES, INC.

         Notice is hereby given that the annual meeting of the stockholders of Decorator Industries, Inc. will be held at Suite 201, 10011 Pines Blvd., Pembroke Pines, Florida, on June 2, 2009 at 9:30 A.M., local time, for the purpose of:

              (a) Electing two directors for a term of three years.

              (b) Transacting such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors fixed the close of business on April 13, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

         Copies of the Company's proxy statement and form of proxy for the meeting and annual report to stockholders for the fiscal year ended January 3, 2009 are furnished herewith.

         PLEASE SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. YOUR PROMPT COMPLIANCE WITH THIS REQUEST WILL BE APPRECIATED AND WILL ASSIST IN OBTAINING A QUORUM. YOUR PROXY MAY BE WITHDRAWN AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING NOTICE TO THE UNDERSIGNED.




                                          By Order of the Board of Directors

                                                    MICHAEL K. SOLOMON
                                                        Secretary

April 23, 2009

                                 PROXY STATEMENT

                           DECORATOR INDUSTRIES, INC.
                              10011 Pines Boulevard
                            Pembroke Pines, FL 33024

                                 April 23, 2009


         This statement is furnished in connection with the solicitation of proxies to be used at the annual meeting of stockholders of Decorator Industries, Inc. (the "Company") to be held June 2, 2009 at the place and time and for the purposes set forth in the foregoing Notice of Annual Meeting, and at any adjournment thereof. This proxy statement and the enclosed form of proxy and annual report for 2008 were mailed to stockholders on or about April 23, 2009.

         Proxies in the form enclosed are solicited on behalf of the Board of Directors of the Company. The cost of preparing, assembling and mailing the notice of annual meeting, proxy statement and form of proxy is to be borne by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers or other employees of the Company may solicit proxies personally or by telephone or other means and the Company may request certain persons holding stock in their names or in the names of their nominees to obtain proxies from and send proxy material to the principals and will reimburse such persons for their expenses in so doing.

         The accompanying proxy may be revoked by the stockholder at any time prior to its use by giving notice of such revocation either personally or in writing to Michael K. Solomon, Secretary of the Company, 10011 Pines Blvd. Suite 201, Pembroke Pines, FL 33024. Unless the proxy shall have been properly revoked, the shares represented by proxies in the enclosed form will be voted. Each such proxy will be voted as directed, but if no direction is indicated, it will be voted FOR the election of the Board of Directors' nominees named below.

         The record date for the determination of stockholders who will be entitled to vote at the meeting was the close of business on April 13, 2009. As of that date, there were outstanding 2,672,428 shares of Common Stock, par value $.20 per share ("Common Stock"), that may be voted, the holders of which are entitled to one vote per share, except for cumulative voting in the election of directors, as explained below.

         A quorum for the transaction of business at the annual meeting will require the presence, in person or by proxy, of stockholders entitled to cast at least a majority of the total number of votes entitled to be cast at the meeting. Directors will be elected at the meeting by a plurality of the votes cast. Approval of any other matters properly presented at the meeting will require the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes and are not counted in determining the number of votes cast on any matter.

         Stockholders are entitled to cumulative voting in the election of directors, which means that a stockholder is entitled to a number of votes equal to the number of shares held by such stockholder multiplied by the number of directors to be elected, and the stockholder may cast all of such votes for one nominee or divide them between the two nominees.

                              ELECTION OF DIRECTORS

         The Board of Directors consists of three classes of directors with staggered terms. A purpose of the meeting is the election of two directors to serve for a term of three years. The last two columns of the tables below give information regarding the Common Stock beneficially owned by the nominee or director as of the close of business on April 13, 2009. The percentages in the last column were computed by dividing the number of shares beneficially owned by the total of the number of shares of Common Stock outstanding and the number of shares of Common Stock, if any, which the named nominee or director was entitled to acquire within 60 days of April 13, 2009 through the exercise of stock options.


NOMINEES FOR ELECTION AS DIRECTORS

         Information regarding the nominees for election as directors is set forth below:

                                                                           COMMON SHARES      PERCENT
                                                              DIRECTOR     BENEFICIALLY          OF
     NAME              AGE         PRINCIPAL OCCUPATION        SINCE          OWNED            CLASS
     ----             -----        --------------------       --------     -------------      -------
Joseph N. Ellis         80         Management Consultant        1993         2,500 (1)           --

Ellen Downey            56         Retired Treasurer            1997         1,562 (1)           --
                                   Ryder System, Inc

------------

(1) Excludes shares held in the Trust under the Stock Plan for Non-Employee Directors (the "Trust"): 41,068 for Mr. Ellis and 37,372 for Ms. Downey.


         Joseph N. Ellis founded La Salle-Deitch Co., Inc., a distributor of products for the manufactured housing and recreational vehicle industry in 1963, and served as its President, Chief Executive Officer and Chairman from 1971 until his retirement in 1992.

         Ellen Downey was employed by Ryder System, Inc. in various financial positions from 1978 to 1991 and from 1991 to 1993 served as Vice President and Treasurer of that company.

         The above persons were nominated for the office of director by the present Board of Directors upon the recommendation of the Nominating Committee. The nominees have advised the Company that they are willing to serve as directors for the term for which they are standing for election. If at the time of the meeting either of the nominees should be unable or unwilling to serve as a director for any reason, it is intended that the enclosed proxy will be voted for the election of such person, if any, as is designated by the Board of Directors to replace such nominee, unless the proxy withholds authority to vote for nominees.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING NOMINEES.

DIRECTORS WHOSE TERMS CONTINUE AFTER THE MEETING

         Information regarding the directors whose terms of office continue after the annual meeting is set forth below:

                                                                                                   COMMON SHARES       PERCENT
                                                                         DIRECTOR       TERM        BENEFICIALLY          OF
      NAME                  AGE        PRINCIPAL OCCUPATION               SINCE        EXPIRES        OWNED             CLASS
      ----                -------      --------------------              --------      -------     -------------       -------
William A. Bassett          72         Chairman of the Board and           1980         2010        351,952 (1)         11.69%
                                       Consultant to the Company;
                                       Former President and CEO
                                       of the Company

William A. Bassett, as                                                                              146,619 (2)          4.92%
Trustee for the Trust

Thomas L. Dusthimer         74         Consultant to and Retired           1997         2010          1,250 (3)            --
                                       Director of Key Bank Elkhart

William A. Johnson          49         President and Chief Executive       2009         2011         41,500 (4)          1.38%
                                       Officer of the Company

William C. Dixon            51         President and CEO of                2002         2011          1,000 (3)            --
                                       BFD of Metro Washington, Inc.

Terrence H. Murphy          58         Attorney                            2005         2011             -- (3)            --

------------
(1)  Includes 31,250 optioned shares which may be acquired within 60 days.
(2)  Mr. Bassett disclaims beneficial ownership of these shares.
(3) Excludes shares held in the Trust: 36,658 for Mr. Dusthimer, 20,969 for Mr. Dixon, and 10,552 for Mr. Murphy.
(4)  Includes 36,500 optioned shares which may be acquired within 60 days.

         William A. Bassett has been a consultant to the Company since January 1, 2008, and Chairman of the Board since 1994. He was President of the Company from 1980 to August 2007 and Chief Executive Officer from 1993 to December 2007.

         Thomas L. Dusthimer has served as a consultant to and director of Key Bank (Elkhart, Indiana District) since 1992. From 1973 until his retirement in 1992, Mr. Dusthimer served in various executive positions, including President, Chief Executive Officer and Chairman, with Ameritrust Indiana Corporation and Ameritrust National Bank.

         William A. Johnson has been Chief Executive Officer of the Company since January 2, 2008 and President of the Company since August 2007. He was appointed as a director by the Board on March 31, 2009 to fill the vacancy resulting from the resignation of Timothy J. Lindgren. Mr. Johnson was Executive Vice President of the Company from February 2007 to August 2007 and Controller from January 1997 to August 2007.

         William C. Dixon is President and CEO of BFD of Metro Washington, Inc. He is also President and CEO of KHF of Metro Washington, Inc. BFD was established in 2002; KHF was established in 2005. Both companies operate furniture stores in the Washington, DC market. Mr. Dixon was President and CEO of Barnes Furniture Co., Inc. from 1998 to 2005. Barnes is a privately held retail furniture company. Mr. Dixon is the nephew of William A. Bassett.

         Terrence H. Murphy is a shareholder in Buchanan Ingersoll & Rooney, PC, a law firm with offices in Pittsburgh, Philadelphia and Harrisburg, Pennsylvania, and other cities. Buchanan Ingersoll & Rooney serves as legal counsel to the Company.

         At April 13, 2009, the officers and directors of the Company as a group had sole or shared voting or investment power as to 548,633 shares of the Company's Common Stock, which together with 77,950 optioned shares that could be acquired within 60 days after April 13, 2009, would constitute 20.50% of the total shares then outstanding.

DIRECTOR INDEPENDENCE

         All directors and nominees for director, except Mr. Bassett and Mr. Johnson, are independent as defined in the Company Guide of the American Stock Exchange LLC.

ATTENDANCE AT STOCKHOLDER MEETINGS

         Directors are expected to attend all stockholder meetings if reasonably possible. All members of the Board attended the 2008 annual meeting of stockholders.

CODE OF ETHICS

         The Company has adopted a Code of Conduct and Ethics which covers all directors, officers, and managers of the Company. It was filed as Exhibit 14 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 29, 2007.


                          BOARD AND COMMITTEE MEETINGS

         The Board of Directors has the following committees: Audit Committee, Compensation Committee, and Nominating Committee.

         During the fiscal year 2008, the Board of Directors held five meetings.

         The Audit Committee consists of Joseph N. Ellis (Chairman), Ellen Downey, Thomas L. Dusthimer and William C. Dixon. The Audit Committee met four times during 2008. See "Audit Committee Report" herein.

         The Compensation Committee consists of Thomas L. Dusthimer (Chairman), Joseph N. Ellis, and Ellen Downey. The function of the Compensation Committee is to determine the salary, bonus and benefits for the Chief Executive Officer of the Company and to recommend to the Board the salary, bonus and benefits for all other officers. The Compensation Committee met three times in 2008.

         The Nominating Committee consists of Ellen Downey (Chairwoman), Joseph
N. Ellis, Thomas L. Dusthimer, and William C. Dixon. The function of the Nominating Committee is to recommend to the Board persons to be nominated by the Board for election as directors and persons to be elected by the Board to fill any vacancies on the Board. The Nominating Committee met once in 2008. See "Nominating Committee Report" herein.

         During the year 2008, all directors attended at least 75% of the total number of meetings of the Board of Directors and the committees of which he or she was a member.


                             PRINCIPAL STOCKHOLDERS

         See "Directors Whose Terms Continue After the Meeting" above for the stockholding of William A. Bassett, Chairman of the Board of Directors.

         According to information provided by Robert E. Robotti of New York, New York, he held shared voting and dispositive power with respect to 902,620 shares (30.30%) of the Company's Common Stock. This aggregate number of shares includes: 526,320 (17.67%) shares beneficially owned by Robotti & Company Advisors, LLC, an investment advisor registered under the Investment Advisers Act of 1940, as amended; 366,518 (12.30%) shares beneficially owned by Ravenswood Management Company, L.L.C. ("RMC"), the general partner of two private investment partnerships, each engaged in the purchase and sale of securities for its own account; and 371,283 shares (12.46%) beneficially owned by Kenneth R. Wasiak of New York, New York. The shares beneficially owned by Mr. Wasiak include all of the shares beneficially owned by RMC. As a result of certain provisions of the Pennsylvania Business Corporation Law, the Company believes that 306,779 (10.30%) of these shares cannot be voted.

         FMR Corp. of Boston, Massachusetts reported on its Schedule 13G/A dated February 14, 2006 that Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, had sole investment power with respect to 243,515 shares (8.17%) of the Company's Common Stock.

                             EXECUTIVE COMPENSATION


SUMMARY OF COMPENSATION

         The following table shows the compensation of the executive officers of the Company for fiscal years 2008 and 2007. There were no stock awards or bonuses, and the Company does not maintain any nonqualified deferred compensation plans.



                           SUMMARY COMPENSATION TABLE

                                                                                      All
                                                                                     Other
Name and                       Fiscal                                 Option      Compensation      Total
Principal Position              Year      Salary ($)   Bonus ($)   Awards ($)(1)     ($) (2)         ($)
-------------------------     -------     ----------   ---------   -------------  ------------      -----
William A. Johnson              2008       265,000           --       13,137          7,255        285,392
President and Chief             2007       197,216           --       12,410          6,618        216,244
Executive Officer

Michael K. Solomon              2008       160,060           --        2,816          5,887        168,763
Vice President, Treasurer,      2007       157,040           --          891         12,129        170,060
Chief Financial Officer and
Secretary

William A. Bassett
Chairman of the Board,          2008       220,154           --           --        400,687        620,841
and Consultant to the           2007       365,000           --           -          36,365        401,365
Company; former President and
Chief Executive Officer

NOTE: Fiscal 2008 was a 53-week year.

(1) Represents the dollar amount recognized for financial reporting purposes during each fiscal year for the fair value of stock options granted to each of the named executives, in accordance with SFAS 123R. For additional information on valuation assumptions with respect to stock option grants, refer to the Company's report on Form 10-K for the fiscal year ended January 3, 2009.

(2) Medical/dental reimbursement plan payments, country club membership for 2007, personal use of Company vehicles, premiums paid by the Company on life and long-term disability insurance policies, and Company contributions to the 401(k) Retirement Savings Plan. Included in this total for Mr. Bassett are premiums on his life insurance benefits which totaled $25,368 in 2008. In addition, for 2008, All Other Compensation includes for Mr. Bassett $232,249 for the value of a life insurance policy transferred to him and a payment of $133, 209 which equaled his personal tax implication for the transfer of the life insurance policy. See "Employment Agreement" below.

         Mr. Solomon, age 59, has been Vice President of the Company since 1994, Treasurer and Chief Financial Officer since 1985, and Secretary since March 2005. He beneficially owns 80,200 shares of Common Stock, including 10,200 optioned shares that may be acquired within 60 days of April 13, 2009.

         The Board of Directors has approved the salaries of the executive officers of the Company on an annual basis. In approving the salaries, the Board considered the size of the Company, its performance during the previous fiscal year, the responsibilities and performance of the executive officer, and such other factors as the directors wished to consider. No pre-determined formula or guidelines were used, and no specific weight was given to any one factor.

         The Board has also granted stock options to executive officers and other key employees as a means of further motivating them to exert their best efforts on behalf of the Company. On December 19, 2007, Mr. Johnson received 25,000 options at $4.14 per share, and Mr. Solomon received 10,000 options at $4.14 per share. These options vest 20% per year beginning on the first anniversary of the option grant and expire on December 19, 2017. No option grants were made in 2008.

         The Compensation Committee, composed of independent directors, determines the salary, bonus and benefits of the Chief Executive Officer and recommends to the Board the salary, bonus and benefits of the other officers of the Company. In determining the compensation of the Chief Executive Officer, the Compensation Committee considers (i) the compensation package as a whole, including his or her salary, bonus, stock options and other perquisites, (ii) his or her performance both quantitatively and qualitatively, (iii) whether the financial goals of the Company, including both sales growth and return on equity have been met, (iv) the sales/revenue increases of the Company, (v) the compensation packages of other companies of similar size and in the Company's line of business, to the extent such information is available, and (vi) such other factors as the Committee may deem relevant at the time.

         Effective February 9, 2009, Mr. Johnson's annual salary was reduced to $182,000 and Mr. Solomon's annual salary was reduced to $133,484 as part of the Company's 2009 cost savings program. The Compensation Committee will periodically review the Company's performance to determine when the Committee should recommend reinstatement of the prior salaries.

         The Company's medical and dental reimbursement plan provides reimbursement to the corporate and certain divisional officers of the Company and their dependents (as defined in Section 152 of the Internal Revenue Code) for their medical and dental expenses. Benefits under the plan are limited to 10% of the participant's compensation during the plan year. The plan also prohibits any participant from receiving "double reimbursement"; i.e., if a participant receives reimbursement from another source, he or she must remit to the Company benefits received under the plan. This plan was suspended on March 31, 2009 as part of the Company's 2009 cost savings program.

         On September 1, 1998 the Company began a 401(k) Retirement Savings Plan which is available to all eligible employees. To be eligible for the plan, the employee must be at least 21 years of age and have completed one year of employment. Eligible employees may contribute up to 75% of their earnings with a maximum of $15,500 for 2008 ($20,500 for employees over 50 years of age) based on the Internal Revenue Service annual contribution limit. Up until December 31, 2005, the Company matched 25% of the first 4% of the employee's contributions up to 1% of the employee's earnings. From January 1, 2006 to December 31, 2007, the Company matched 25% of the first 6% of the employee's contributions up to 1.5% of the employee's earnings. Beginning January 1, 2008, the Company began matching 100% of the first 3% of the employee's contributions and 50% of the next 2% of the employee's contributions, up to a maximum contribution of 4% of the employee's earnings. Contributions are invested at the direction of the employee in one or more funds. As of January 1, 2008, Company contributions are fully vested upon payment. As part of the Company's 2009 cost reduction program, the Company's matching contribution will be suspended as of May 1, 2009.


EMPLOYMENT AGREEMENT

         Prior to December 2008 the Company had an employment agreement with Mr. Bassett under which he was to be paid at least $336,000 for each of the years 2006 and 2007, and for the following five years he was to be employed by the Company as an employee/consultant at an annual salary of $255,500 and the Company was to maintain a long-term care policy for Mr. Bassett and his wife. That agreement also provided for the Company to continue and pay the premiums on a $1 million insurance policy and a $1 million key man insurance policy on the life of Mr. Bassett. The proceeds of the key man policy, less the death benefits payable under the terms of the employment agreement, were to be payable to Mr. Bassett or his personal representative or named beneficiary.

         In December 2008, the Company entered into a new employment agreement with Mr. Bassett which replaced the former agreement and was made effective as of January 1, 2008. Under the new agreement, which runs through 2012, Mr. Bassett serves as an executive level consultant to the Company and is paid a base annual salary of $216,000 plus fringe benefits equal to those accorded other executives of the Company and reimbursement of the premiums he pays on the two $1 million life insurance policies. In addition, for the life of Mr. Bassett and his wife the Company will pay the cost of certain health insurance and the premiums on long-term care policies for them. Also pursuant to the new agreement, the Company assigned to Mr. Bassett ownership of the key man policy (valued at $232,249) and paid him $133,209 as an income tax gross-up payment for that assignment, and during his employment will make gross-up payments to him for the income tax on the premium reimbursement payments for that policy. The annual cost of the insurance premiums and tax gross-up payments is approximately $95,000.

OUTSTANDING EQUITY-BASED AWARDS

         In February 2006 the Board of Directors adopted, and in May 2006 the stockholders approved, the Company's 2006 Incentive Stock Option Plan (the "2006 Plan") which has a term of ten years. The 2006 Plan authorizes the issuance of up to 250,000 shares of Common Stock pursuant to stock options granted to key employees of the Company. The purchase price of optioned shares must be the fair market value of the Common Stock on the date of grant, and the maximum term of the options is ten years; in the case of options granted to employees who own more than 10% of the outstanding Common Stock, however, the purchase price must be 110% of the fair market value of the Common Stock on the date of grant and the term of the option cannot exceed five years. The number of shares that may be issued under the 2006 Plan, the number of optioned shares and the purchase price per share are subject to adjustment for stock splits, stock dividends, reclassifications and the like.

         The Company's 1995 Incentive Stock Option Plan ("the 1995 Plan") expired in May 2005, but options granted under the 1995 Plan continue to be valid until their respective expiration dates. Outstanding equity awards at year end were from both the 1995 Plan and the 2006 Plan.


                  OUTSTANDING OPTION AWARDS AT JANUARY 3, 2009

                         Number of Shares Underlying     Exercise
                             Unexercised Options          Price       Option
                        -----------------------------   Per Share   Expiration
     Name                Exercisable   Unexercisable      ($)          Date
    ------------------  -------------  --------------   --------    ----------
     William A. Johnson     12,500             --          5.86     10/9/2012
     William A. Johnson      4,000          1,000  (1)     8.06      3/5/2014
     William A. Johnson      3,000          2,000  (2)     8.25      3/4/2015
     William A. Johnson      7,500          5,000  (3)     9.30      4/1/2015
     William A. Johnson      5,000         20,000  (4)     4.14    12/19/2017
     William A. Bassett     31,250             --          5.86     10/9/2012
     Michael K. Solomon      5,000             --          7.00     6/11/2009
     Michael K. Solomon      2,560            640  (5)     8.06      3/5/2014
     Michael K. Solomon      2,000          8,000  (6)     4.14    12/19/2017

------------
(1)  Scheduled to vest 1,000 shares on March 5, 2009.
(2)  Scheduled to vest 1,000 shares on each of March 4, 2009, and 2010.
(3)  Scheduled to vest 2,500 shares on each of April 1, 2009, and 2010.
(4) Scheduled to vest 5,000 shares on each of December 19, 2009, 2010, 2011, and 2012.
(5)  Scheduled to vest 640 shares on March 5, 2009.
(6) Scheduled to vest 2,000 shares on each of December 19, 2009, 2010, 2011, and 2012.


     POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

         With the exception of Mr. Bassett's employment contract as previously mentioned, or the Company's stock option plans, the Company does not maintain any agreement, plan or arrangement with any officer regarding payments or benefits upon termination of employment or change in control. Mr. Bassett's employment contract guarantees his employment and consulting benefits through the end of December 2012. The Company's stock option plans provide that unvested options will, under certain circumstances, become immediately exercisable in the event of a dissolution, liquidation, or certain mergers involving the Company.

COMPENSATION OF DIRECTORS

         The following table sets forth information with respect to the compensation for fiscal 2008 of each of the Company's non-employee directors. Mr. Bassett's compensation is reported in the Summary Compensation Table. He receives no additional compensation for his duties as a director or Chairman of the Board.

                   DIRECTOR COMPENSATION FOR FISCAL YEAR 2008

                                        FEES EARNED
                                          OR PAID      STOCK
                                          IN CASH      AWARDS
    NAME                                    ($)        ($) (1)       TOTAL ($)
    ---------------------------------   -----------   ---------     -----------

    Joseph N. Ellis                             --      27,000        27,000
    Ellen Downey                                --      19,000        19,000
    Thomas L. Dusthimer                         --      19,000        19,000
    William C. Dixon                            --      19,000        19,000
    Terrence H. Murphy                          --      11,000        11,000
    Timothy J. Lindgren                      8,250          --         8,250

------------
(1) The dollar amount recognized for financial statement reporting purposes with respect to fiscal 2008.


         Directors who are not employees of the Company are paid an annual retainer fee of $11,000 for their scheduled services as directors, which includes four meetings per year. Directors are paid $2,000 for each additional meeting. Members of the Audit Committee are paid ($2,000 per meeting for chairman and $1,500 per meeting for other members) for attending Audit Committee meetings. All fees are paid quarterly in shares of the Company's Common Stock valued at their closing price on the American Stock Exchange on the third business day following the release of sales and earnings for the preceding fiscal year. Under the Company's Stock Plan for Non-Employee Directors, the directors may elect to defer receipt of their shares until after they leave the Board by having them delivered to the Trust established under the Plan.

         Timothy J. Lindgren was elected to the Board of Directors in May 2008 and resigned from the Board in March 2009.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based on our records and other information, we believe that during the fiscal year 2008 all of our directors and executive officers complied with the reporting requirements of section 16(a) of the Securities Exchange Act of 1934 in a timely manner.


                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors serves as a focal point for communications among the Board, the outside auditors and management as their duties relate to financial accounting, reporting and internal controls. It reviews the overall plan of the annual independent audit, the financial statements, the scope of audit procedures, the performance of the Company's independent auditors, and the independent auditors' evaluation of internal controls. The Audit Committee assists the Board in fulfilling its fiduciary responsibilities as to accounting policies, financial reporting practices and the sufficiency of auditing with respect thereto; however, management has the primary responsibility for the financial statements and the financial reporting process. The Audit Committee selects the Company's outside auditors and reviews and oversees any "related party transactions" with the Company.

         The Board has determined that the current members of the Committee, listed below, are "independent" as defined in Section 121A of the Company Guide of the American Stock Exchange, and in Rule 10A-3 under the Securities Exchange Act of 1934 and that the Committee qualifies under Section 121B(2) of the Company Guide. The Board of Directors has determined that Ellen Downey qualifies as an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission.

         The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended January 3, 2009 and has also discussed with Louis Plung & Company, the Company's independent auditors for that fiscal year, their judgment as to the acceptability and quality of the Company's accounting principles and the other matters required by Statement on Auditing Standards 61 to be discussed with the independent auditors. In addition, the Audit Committee received from Louis Plung & Company the written disclosures and letter required by Independence Standards Board Standard No. 1 and has discussed with them their independence from the Company and its management. The Committee has also considered whether the provision of nonaudit services to the Company by Louis Plung & Company is compatible with maintaining their independence. Based on such review and discussions, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended January 3, 2009 be included in the Company's Annual Report on Form 10-K for that fiscal year and for filing with the Securities and Exchange Commission.

Audit Committee: Joseph N. Ellis, Chairman, Ellen Downey, Thomas L. Dusthimer and William C. Dixon.


                           NOMINATING COMMITTEE REPORT

         The Board of Directors has adopted a Resolution which establishes the Nominating Committee and sets forth its functions. The Resolution provides as follows:

                  The Nominating Committee of the Board of Directors shall consist of two or more directors, each of who shall be an "Independent Director" as defined in the Company Guide of the American Stock Exchange LLC ("Amex"), and no director shall qualify as independent unless the Board affirmatively determines that he or she does not have a material relationship with the Company that would interfere with the exercise of independent judgment. The Committee shall elect its Chairperson from among its membership. The function of the Nominating Committee shall be to recommend to the Board persons to be nominated by the Board for election as directors and persons to be elected by the Board to fill any vacancies on the Board.

                  No employee or Floor Member of the Amex may be nominated as a director of the Company. The Committee will consider for recommendation to the Board nominees proposed by the shareholders entitled to vote who deliver notice to the Secretary of the Company not less than 45 days nor more than 75 days prior to the first anniversary of the record date for the preceding year's annual meeting, commencing with the annual meeting in the year 2005.

                  The members of the Nominating Committee shall hereafter be Ellen Downey (Chairperson), Joseph N. Ellis, Thomas L. Dusthimer, and William C. Dixon, each of who is an Independent Director who has been determined by the Board not to have a material relationship with the Company that would interfere with the exercise of independent judgment.

         No shareholders proposed nominees for election as directors at this annual meeting. The two nominees approved by the Board were recommended by the Nominating Committee because of their experience and knowledge of the Company's business and industry. The Committee considered the following factors in evaluating proposed nominees:

     o the needs of the Company with respect to the particular talents and experience of its incumbent directors;

     o the knowledge, skills and experience of the candidate, including experience in the markets the Company services, business, finance, in light of prevailing business conditions, and the knowledge, skills and experience already possessed by other members of the Board;

     o    experience with accounting rules and practices;

     o    references obtained with respect to the candidate;

     o the amount of time the candidate can devote to serving on the Board, and the number of other boards and board committees on which the candidate serves; and

     o the desire to balance the considerable benefit of continuity with the periodic injection of fresh perspectives provided by new members.

         There are no stated minimum criteria for director nominees. None of the foregoing factors is an absolute requirement. The Nominating Committee will evaluate all of these factors, and others, as necessary to satisfy the Company's needs and objectives at the time a candidate is being considered. The Nominating Committee's goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.


                    SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

         The Board has established a process for stockholders to communicate with members of the Board. The Chairperson of the Nominating Committee, with the assistance of the Company's Secretary, is primarily responsible for monitoring communications from shareholders and providing copies or summaries of such communications to the other directors, as he or she considers appropriate. Shareholders who wish to send communications to the Board may do so by writing:
Ellen Downey, Chairperson of the Nominating Committee, c/o the Company's Secretary, 10011 Pines Blvd. Suite 201, Pembroke Pines, FL 33024.

                             DISCRETIONARY AUTHORITY

         At the time of mailing copies of this proxy statement to stockholders, the election of directors was the only matter known by management that will be presented for action at the annual meeting of stockholders. Should any other matters come before the meeting, action may be taken thereon pursuant to proxies in the form enclosed, which confer discretionary authority upon the persons named therein or their substitutes with respect to any such business which may properly come before the meeting.


                             CONCERNING THE AUDITORS

         Louis Plung & Company are the independent public accountants of the Company and have been selected as the Company's independent public accountants for the current fiscal year by the Audit Committee. Representatives of such firm are not expected to be in attendance at the annual meeting.

AUDIT FEES

         The following table presents fees for professional audit services rendered by Louis Plung & Company for the audit of the Company's annual financial statements for the fiscal years ended January 3, 2009 and December 29, 2007, and fees billed for other services rendered by Louis Plung & Company during those periods.

                  AUDIT FEES(1)     AUDIT RELATED FEES     TAX FEES(2)     ALL OTHER FEES    TOTAL
                  -------------     ------------------     -----------     --------------    -----
     2008          $49,250                 --               $25,500                    --    $74,750
     2007          $48,800                 --               $25,000                    --    $73,800

------------
(1) Professional services rendered for the audit of the Company's financial statements for the fiscal years ended January 3, 2009 and December 29, 2007, the audit of the Company's 401(k) plan, and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year.

(2) Professional services rendered for the preparation of the Company's federal, state, and local tax returns.

         POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE
                    NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

         The Audit Committee is responsible for the pre-approval of all audit and permitted non-audit services performed by outside auditors, and will not engage outside auditors to perform any non-audit services proscribed by law or regulation. The Audit Committee may delegate authority for the pre-approval of all audit and non-audit services to a member of the Committee. All such approvals will be reported to the Audit Committee at its next scheduled meeting. The approval of a non-audit service to be performed by the outside auditors shall be disclosed to the investors in a timely manner in accordance with applicable regulations.

                                OTHER INFORMATION

         The Nominating Committee will consider nominees recommended by stockholders for election as directors at the annual meeting in the year 2010 if information concerning the recommended nominees is received by the Company not later than February 22, 2010 and not before January 23, 2010.

         Stockholder proposals intended to be presented at the annual meeting in the year 2010 must be received by the Company prior to December 24, 2009 to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting.

                       By Order of the Board of Directors

                                MICHAEL K. SOLOMON
                                    Secretary

                       ANNUAL MEETING OF STOCKHOLDERS OF

                           DECORATOR INDUSTRIES, INC.
                                  JUNE 2, 2009

               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
               The Notice of Meeting, Proxy Statement, Proxy Card
                      are available at www.shareholder.com

                           Please sign, date and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

20200000000000000000    6                            060209

--------------------------------------------------------------------------------

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Directors:                                         2. In their discretion, the proxies my vote upon such other
                         NOMINEES:                                   matters as may properly come before the meeting.
[ ] FOR ALL NOMINEES     [ ] Joseph N. Ellis
                         [ ] Ellen Downey
[ ] WITHHOLD AUTHORITY                                            The undersigned hereby acknowledges receipt of the Annual
    FOR ALL NOMINEES                                              Report for the fiscal year ended January 3, 2009 and the
[ ] FOR ALL EXCEPT                                                notice of Annual Meeting and Proxy Statement
    (See instructions below)                                      for the 2009 Annual Meeting of Stockholders.

                                                                  YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE,
                                                                  DATE AND SIGN THE PROXY CARD AND RETURN IT
                                                                  PROMPTLY IN THE ENCLOSED ENVELOPE.

INSTRUCTIONS:       To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
                    nominee you wish to withhold, as shown here: [x]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

Signature of Stockholder _____________________  Date:__________   Signature of Stockholder _____________________  Date:__________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                            DECORATOR INDUSTRIES,INC.

         PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 2, 2009

         The undersigned hereby appoints Michael K. Solomon, and Willion Dixon, and each of them (with full power to act without the others and with full power of substitution), the attorney and proxy of the undersigned to attend the Annual Meeting of the Stockholders of Decorator Industries, Inc. to beheld at 10011 Pines Blvd., Suite 201, Pembroke Pines, Florida at 9:30 A.M., E.D.S.T., on June 2, 2009,and any adjournment thereof, and to vote the number of shares of Common Stock of the Company which the undersigned is entitled to vote with all the power that the undersigned would possess if personally present.

         THE PROXIES ARE DIRECTED TO VOTE AS SET FORTH HEREIN. IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED HEREIN. If any of the named nominees is unavailable for election, such shares may be voted for such substitute nominee as may be designated by the Board of Directors.

   THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS.

             PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND
                      RETURN IT IN THE ENCLOSED ENVELOPE.

                           (CONTINUED ON REVERSE SIDE)